AEGON/Transamerica Series Fund, Inc.



 Supplement dated January 31, 2003 to the Statement of Additional
                  Information dated May 1, 2002,
  as previously supplemented August 1, 2002, November 1, 2002 and
                         November 4, 2002

  Please read this Supplement carefully and retain it for future reference.



                           Munder Net50

The following replaces the fee amount under the section "Portfolio Expenses Paid By Investment Adviser" in the left column on page MN-2:

                        Expense Cap:  1.00%

                             * * * * *



                           Janus Global

The following replaces the sentence under the section "Portfolio
Expenses Paid By Investment Adviser" in the right column on page
JCL-2:


     ATFA has voluntarily undertaken, until at least April 30, 2003, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commisssions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%.





     AG00____